Summary Prospectus Supplement	January 14, 2019

Putnam Global Sector Fund
Summary Prospectus dated February 28, 2018

Effective January 15, 2019, the section Your fund’s management is replaced in its entirety with the following:

Your fund’s management
Investment advisor
Putnam Investment Management, LLC

Portfolio managers
Aaron Cooper, Chief Investment Officer, Equities, portfolio manager of the fund since 2011
Kathryn Lakin, Director of Equity Research, portfolio manager of the fund since 2016

Sub-advisors
Putnam Investments Limited*
The Putnam Advisory Company, LLC*

* Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and The Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.

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